UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2020

NORTHERN GENESIS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39451	85-2097939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 Main Street, Suite 1000

Kansas City, MO 64112

(Address of Principal Executive Offices) (Zip Code)

(816) 983-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	NGA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	NGA	The New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	NGA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2020 the Registration Statement on Form S-1 (SEC File No. 333-240124) (the “Registration Statement”) relating to the initial public offering of units of Northern Genesis Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On August 17, 2020, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated August 17, 2020 as filed with the SEC on August 18, 2020. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01. Financial Statement and Exhibits.

(d)       Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company, EarlyBirdCapital, Inc., and Raymond James & Associates, Inc., as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Registration Rights Agreement between the Company and certain security holders.

10.3	Administrative Services Agreement between the Company and Northern Genesis Sponsor LLC.

10.4	Form of Indemnification Agreement.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2020

NORTHERN GENESIS ACQUISITION CORP.

By:	/s/ Michael Hoffman
Name:	Michael Hoffman
Title:	President

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